UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
July 28, 2010
Date of report (Date of earliest event reported)
IMAX Corporation
(Exact Name of Registrant as Specified in Its Charter)

Canada (State or Other Jurisdiction of Incorporation)	0-24216 (Commission File Number)	98-0140269 (I.R.S. Employer Identification Number)
2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1
                (Address of Principal Executive Offices)           (Postal Code)
(905) 403-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure
     On July 28, 2010, IMAX Corporation (the “Company”) issued a press release announcing a special meeting of shareholders, scheduled for September 28, 2010 in New York, NY, to elect two directors to fill vacancies created by the recent increase in the number of directors from seven to nine. The nominees for election are I. Martin Pompadur and Eric A. Demirian. A copy of the press release is attached as Exhibit 99.1.
     The information in this current report on Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01  Financial Statements and Exhibits
(d)   Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 28, 2010, furnished pursuant to Item 7.01.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation (Registrant)
Date: July 28, 2010	By:	/s/ Robert D. Lister
		Name:	Robert D. Lister
General Counsel

	By:	/s/ G. Mary Ruby
		Name:	G. Mary Ruby
Corporate Secretary